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                        Supplement dated November 1, 2000
                              to the Prospectus of
                Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.
                              Institutional Shares
                              dated August 1, 2000

         The following replaces the information appearing before the Table of Contents on page 1 of the Fund's Prospectus:

This mutual fund (the "Fund") is a money market fund designed for individuals, businesses, institutions and fiduciaries which seek as high a level of current income (tax-exempt current income in the case of the Tax-Free Series) as is consistent with preservation of capital and liquidity.

The Fund offers three Series of shares:
o Prime Series
o Treasury Series
o Tax-Free Series

The class of shares of the Fund offered by this Prospectus may be purchased only by eligible institutions and individuals. This Prospectus describes the Deutsche Banc Alex. Brown Cash Reserve Institutional shares of each of the above Series.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE





(11/00)